301-310


                                                                  Exhibit 23 (a)
                         Consent of Independent Auditors


     We hereby consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement on Form S-4 and related Prospectus of South Branch Valley Bancorp, Inc. for the registration of 184,005 shares of its common stock and to the incorporation by reference therein of our report dated January 31, 1997, with respect to the consolidated financial statements of South Branch Valley Bancorp, Inc. and Subsidiaries incorporated by reference in its Annual Report on form 10-KSB for the year ended December 31, 1996, filed with the Securities and Exchange Commission.





                                          /s/  Arnett & Foster, P.L.L.C.
                                          --------------------------------
                                          ARNETT & FOSTER, P.L.L.C.



Charleston, West Virginia
December 18, 1997


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
302-310


                                                                  Exhibit 23 (b)

     We hereby consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement on Form S-4 and related Prospectus of South Branch Valley Bancorp, Inc. for the registration of 184,005 shares of its common stock, and to the incorporation therein of our report dated January 23, 1997, on the financial statements of The Capital State Bank, Inc. (A Development Stage Company for 1995) as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1995, and for the period September 11, 1995, date of inception to December 31, 1995.


                                         /s/    Arnett   &   Foster,    P.L.L.C.
                                         --------------------------------------
                                                ARNETT & FOSTER, P.L.L.C.



Charleston, West Virginia


December 18, 1997

303-310


                                                                  Exhibit 23 (c)
                             [LOGO AND LETTERHEAD OF
                            BERWIND FINANCIAL, L.P.]

                                December 15, 1997


                       Consent of Berwind Financial, L.P.



     We consent to the inclusion of our Fairness Opinion issued to The Capital State Bank, Inc. in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".



                                          Berwind Financial, L.P.


                                          By:   /s/ Michael J. Hughes
                                                --------------------------
                                                Michael J. Hughes

                                          Its:  Senior Vice President





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